ANNUAL REPORT. DECEMBER 31, 1998



                            [ARTWORK APPEARS HERE]



                        ------------------------------
                                   STRATTON
                                 MUTUAL FUNDS
                        ------------------------------
                        Stability . Strategy . Success

DEAR FELLOW SHAREHOLDER:

In 1998, we witnessed a serious distortion in the S&P 500 performance produced by a relative handful of stocks which camouflaged the performance of the median stock. The largest 100 stocks in the S&P 500 Index contributed 85% of the total 1998 performance. Five stocks produced 25% of the S&P performance and the top fifteen stocks accounted for over half of the Index performance. We have never witnessed a rising market with such narrow leadership. Conversely, an equal weighted version of the S&P 500 Index showed a return of only 13.5% in 1998. The median return of all stocks in the Index was only 6.6%. That means that half of the stocks of the S&P 500 returned less than 6.6%.

The narrowness of the leadership in 1998 is unlikely to continue. A bullish interpretation would be that the broad stock market is still fairly valued and funds are likely to flow into a much broader list of equities, especially medium and small-cap securities. For that to happen, the Federal Reserve must continue a low interest rate policy and continue to supply the economy with a high growth rate in money supply. A bearish interpretation would be that the narrow leadership and lack of broad market support has produced an over priced market that is "an accident waiting to happen." Certain highly visible and respected investment managers are in this camp.

Among institutional investors there are two well defined styles of management-- growth and value. The Stratton Funds are managed in a VALUE STYLE. Value stocks have the following general characteristics: higher dividend yields, lower betas (volatility), lower price-earnings and price-cash flow ratios. Of the Barra/S&P 500 Value Index, 62% of the investments are in five dominant categories: Basic Materials, Energy, Consumer Services, Utilities, and Financial Services.

Cycle analysis suggests that the overvaluation of growth and the undervaluation of value is stretched about as far as it ever gets. Over the past twenty-five years, there have been five clearly defined cyclical changes in style leadership. Investors should consider rebalancing their portfolios by realizing some of their growth stock fund profits and adding to their value fund holdings. Investors in funds with a value orientation such as the Stratton Funds should recognize that value is, at the present time, extremely underappreciated. There is no such thing as a new era (paradigm). In the stock market, history always has repeated itself.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
January 25, 1999

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

Despite the fact that 1998 was a difficult year for relative performance from our value management style, Stratton Growth Fund produced a total return of 11.5%. We made significant changes in some of the major investment categories throughout the year. At year end, our number one industry continued to be Banking with 25% of our assets. Insurance was 17%, a substantial increase from the year ago level. The remaining major groups were Consumer Durables at 10.3%, Consumer Non-Durables at 8.4%, and Business Services at 8.4%. Our portfolio has a price/earnings multiple based on estimated 1999 earnings of 17.3x. This is only 62% of the S&P 500 price/earnings ratio and illustrates the defensive value characteristics of our portfolio. Our relative yield is 169% of the S&P 500 yield. Despite maintaining strong value characteristics, our portfolio has a historic dividend growth rate of 9.2% annually and anticipates earnings growth in 1999 of 13.7%.

During the year, we eliminated our positions in heavy industry categories such as Metals, Paper, Chemicals, and Oils. We replaced those holdings with additional weighting in the Consumer category, both Durables and Non-Durables. Our portfolio turnover level for the entire year was 38.02%.

In the most recent quarter, we added the following stocks to the portfolio: C&D Technologies, Fleet Financial, H&R Block, SuperValu Stores, Mallinckrodt Group, ConAgra, Universal Foods, and Briggs & Stratton. The common theme of these stocks is a consumer orientation and a positive outlook for earnings in 1999, despite worldwide commodity price deflation.

Continued growth in assets to a new all time high has helped reduce our expense ratio for the full year to 1.07%. This is an improvement over last years expense ratio. During that twelve month period, the Fund paid capital gains distributions of $2.43 and income dividends of $0.59 for a total payout of $3.02 per share.

On December 31, 1998, total net assets were $63,323,173 and the net asset value per share was $34.07.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                        [GRAPH FOR STRATTON GROWTH FUND]

           Average Annual Total Return for the period ended 12/31/98
             1 year..................................... + 11.46%
             5 year..................................... + 20.64
            10 year..................................... + 15.14
            15 year..................................... + 13.27
            20 year..................................... + 14.81
            25 year..................................... + 14.08
                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
   Year                   Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     -----------
-
9/30/1972                 $   10,000           $       45           $       -
1973-1974                      7,630                   43                   -
1975-1976                     11,280                  458                   -
1977-1978                     14,155                1,217                   -
1979-1980                     14,597                2,147                   -
1981-1982                     17,299                3,703                   -
1983-1884                     24,755                6,347                   -
1985-1986                     38,310               10,805               3,857
1987-1988                     30,774               11,062              10,945
1989-1990                     31,059               14,859              22,901
1991-1992                     32,464               21,871              27,527
1993-1994                     32,622               26,652              35,156
1995-1996                     42,938               41,919              60,327
05/31/1996-12/31/1996*        42,654               44,981              66,844
12/31/1997                    98,447               58,992              52,749
12/31/1998                   116,451               63,997              53,823
Past performance is not predictive of future performance.
* Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           DECEMBER 31, 1998 September 30, 1998
---------------------------------------------------------------
Total Net Assets              $63,323,173       $56,854,444
---------------------------------------------------------------
Net Asset Value Per Share          $34.07            $31.46
---------------------------------------------------------------
Shares Outstanding              1,858,587         1,807,134
---------------------------------------------------------------
Number of Shareholders              1,388             1,402
---------------------------------------------------------------
Average Size Account              $45,622           $40,552
---------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

MAJOR PURCHASES                  MAJOR SALES
-------------------------------------------------------------
C&D Technologies, Inc. (1)       Carpenter Technology Corp.
Chrysler Corp.                   Compass Bancshares, Inc. (2)
ConAgra, Inc. (1)                DaimlerChrysler AG
Eastman Kodak Co.                Mobil Corp. (2)
Fleet Financial Group, Inc. (1)  Ohio Casualty Corp. (2)
Ford Motor Co.                   Olin Corp. (2)
H&R Block, Inc. (1)              Rubbermaid, Inc. (2)
HSB Group, Inc.
Mallinckrodt, Inc. (1)
SUPERVALU, Inc. (1)
(1) New Holdings                 (2) Eliminations

TEN LARGEST HOLDINGS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                Market Value Percent of TNA
-----------------------------------------------------------
First Union Corp.               $ 4,002,192        6.3%
-----------------------------------------------------------
American General Corp.            3,900,000        6.2
-----------------------------------------------------------
Commerce Bancorp, Inc. (NJ)       3,514,193        5.5
-----------------------------------------------------------
Pitney Bowes, Inc.                3,303,125        5.2
-----------------------------------------------------------
DaimlerChrysler AG                2,994,748        4.7
-----------------------------------------------------------
PNC Bank Corp.                    2,706,250        4.3
-----------------------------------------------------------
Anheuser-Busch Companies, Inc.    2,625,000        4.2
-----------------------------------------------------------
American Express Co.              2,249,500        3.6
-----------------------------------------------------------
Ford Motor Co.                    2,054,062        3.2
-----------------------------------------------------------
Baxter International, Inc.        1,929,375        3.0
-----------------------------------------------------------
                                $29,278,445       46.2%
-----------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

REIT share prices in 1998 had their worst performance since 1974. The Morgan Stanley REIT Index fell 16.9%, in contrast to the Standard & Poor's 500 Index rising 28.6%. If ever there was a barbell approach to the market, it is the outrageously high valuations of Internet stocks which have no earnings and the depressing low valuations of REIT shares with a single digit price/earnings multiple.

One would think looking at the performance of the stocks that the industry had severe problems. However, growth in Funds From Operations (FFO) continues to be in the 10% range. Companies in general have reported good quarterly results and have been in line with analysts expectations. The only answer is that the industry has fallen totally out of favor with the institutional investing public who are performance driven and now has to rely on individuals to buy their shares based on the high dividend yields.

We restructured our priorities in sector investing during 1998. The number one sector at the end of the year was Lodging with 17.8% of assets. This was followed by Apartments (16%), Shopping Centers (14.8%), and Health Care (13%). During the year, Hotel REITs were particularly hard hit due to fears of overbuilding. We used that opportunity to enlarge our position in that industry. The best performing sector during the year was Shopping Centers and we used the strength in those REITs to sell some of our holdings to provide us with the funds for new purchases.

We continue to be a value buyer within the REIT category. Our average dividend paid on the portfolio securities at year end was 9.73%. The Fund's portfolio sells at 7.6x price to FFO for 1999. We expect the FFO to grow at 10% during 1999; with dividend payout ratios declining to the 76% rate, the dividend growth rate should be about 5%. The median market capitalization of the REITs is $440 million which would classify our Fund as a Small-Cap Fund. Our expense ratio remained at a low 1.02% for the full year.

On December 31, 1998, total net assets were $79,936,302 and the net asset value per share was $24.78.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                              [GRAPH FOR STRATTON]

           Average Annual Total Return for the period ended 12/31/98
             1 year..................................... - 11.75%
             5 year..................................... +  4.18
            10 year..................................... +  8.35
            15 year..................................... +  9.88
                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
        Year              Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     -----------
-
05/31/1980                $         -          $      583           $  9,113
1981                                -                 583              9,113
1982                                -               1,641              9,354
1983                                -               3,107             10,808
1984                                -               4,379             10,667
1985                                -               6,627             11,795
1986                                -              10,328             14,604
1987                              503              13,744             16,320
1988                            1,043              13,041             13,181
1989                            1,015              15,044             12,824
1990                            1,018              17,513             12,861
1991                              956              19,388             12,084
1992                            1,156              26,570             14,609
1993                            1,242              31,818             15,701
1994                            1,192              33,590             15,060
1995                            1,032              32,499             13,039
1996                            1,138              39,890             14,383
01/31/96-12/31/96*              1,139              43,821             14,399
12/31/1997                      1,257              52,959             15,879
12/31/1998                      1,029              47,819             13,008
Past performance is not predictive of future performance.
*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares


                           DECEMBER 31, 1998 September 30, 1998
---------------------------------------------------------------
Total Net Assets              $79,936,302           $87,532,436
---------------------------------------------------------------
Net Asset Value Per Share          $24.78                $26.23
---------------------------------------------------------------
Shares Outstanding              3,225,427             3,336,760
---------------------------------------------------------------
Number of Shareholders              4,252                 4,420
---------------------------------------------------------------
Average Size Account              $18,800               $19,804
---------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

MAJOR PURCHASES             MAJOR SALES
-------------------------------------------------------------------------
FelCor Lodging Trust, Inc.  Associated Estates Realty Corp. (1)
Innkeepers USA Trust        Colonial Properties Trust
Meditrust Corp.             Kimco Realty Corp.--Depositary Shares Class D
                            LTC Properties, Inc. (1)

                             (1) Eliminations

TEN LARGEST HOLDINGS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                   Market Value Percent of TNA
------------------------------------------------------------------------------
Liberty Property Trust                             $ 3,875,975        4.8%
------------------------------------------------------------------------------
Health Care REIT, Inc.                               3,622,500        4.5
------------------------------------------------------------------------------
Bradley Real Estate, Inc. Conv. Preferred Class A    3,363,728        4.2
------------------------------------------------------------------------------
Colonial Properties Trust                            3,328,125        4.2
------------------------------------------------------------------------------
Mid-Atlantic Realty Trust                            2,831,875        3.6
------------------------------------------------------------------------------
American Health Properties, Inc.                     2,784,375        3.5
------------------------------------------------------------------------------
Meditrust Corp.                                      2,722,500        3.4
------------------------------------------------------------------------------
Glimcher Realty Trust                                2,588,437        3.2
------------------------------------------------------------------------------
Town & Country Trust                                 2,462,381        3.1
------------------------------------------------------------------------------
New Plan Excel Realty Trust, Inc.                    2,396,250        3.0
------------------------------------------------------------------------------
                                                   $29,976,146       37.5%
------------------------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Small-cap stocks recorded a disappointing year in 1998. Despite a 28.6% return for the S&P 500, the average stock was down for the year and all small-cap indices posted annual negative returns. Your Fund was no exception, losing 9.6% of its value versus - 2.5% for the Russell 2000. We outperformed the Russell through September but could not keep up with the continued rebound in technology stocks. However, for the three year period ended December 31, 1998 your Fund has still outperformed the Russell by 2% per year.

Banking/Financial related issues, our largest sector representation, did not participate in the fourth quarter rally and ended the year with double-digit negative returns. Banking/Financial is our largest sector at 18% of the portfolio and represents the most undervalued industry in the portfolio, despite stable earnings growth. The Banking Industry consolidation continues with 461 acquisitions announced in 1998, including the fourth quarter purchase of Vermont Financial by Chittenden Financial which we held in the Fund. Industrial stocks are our next largest sector at 17%, followed by Business Services and Consumer Non-Durables both at 13%. Dividend-paying technology stocks make up 11% of the portfolio.

During the quarter we continued to reduce the technology exposure of the portfolio selling such names as steel producer Carpenter Technology and specialty chemical-maker Quaker Chemical. We also took profits in selected names which had held up well, such as American Heritage Life and Eaton Vance. New names in the portfolio included Diagnostic Products, which performs clinical testing for new drugs and specialty retailer Fingerhut, Inc. When the market begins to finally reward small-cap stocks, we are confident that our dividend-based approach will provide strong relative performance with reasonable levels of risk.

The Fund's Directors declared the regular fourth quarter dividend at the rate of $0.04 per share, payable on December 22 to shareholders of record December 14, 1998. On December 31, 1998, total net assets were $42,789,305 and the net asset value per share was $20.11.

The graph below illustrates the increase in value of a $10,000 investment in the Stratton Small-Cap Yield Fund beginning April 12, 1993, with all dividend income and capital gains distributions reinvested.

                              [GRAPH FOR STRATTON]

           Average Annual Total Return for the period ended 12/31/98
             1 year..................................... -  9.58%
             3 year..................................... + 13.96
             5 year..................................... + 12.88
                          Value of Shares
                          Acquired Through     Value of Shares
                          Reinvestment         Acquired Through     Total Value
                          of Capital Gains     Reinvestment of      of Original
       Year               Distributions        Income Dividends     Shares
----------------------    ----------------     ----------------     -----------
-
04/12/93                  $         -          $         -          $  10,000
04/1993                             -                    -             10,000
03/31/1994                          -                  158             10,376
03/31/1995                          -                  402             10,352
03/31/1996                          -                  789             12,780
03/31/96-12/31/96*                813                1,067             13,432
12/31/1997                      2,190                1,633             17,976
12/31/1998                      1,995                1,626             16,088
Past performance is not predictive of future performance.
* Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           DECEMBER 31, 1998 September 30, 1998
---------------------------------------------------------------
Total Net Assets              $42,789,305       $42,918,438
---------------------------------------------------------------
Net Asset Value Per Share          $20.11            $18.48
---------------------------------------------------------------
Shares Outstanding              2,128,199         2,322,749
---------------------------------------------------------------
Number of Shareholders              1,785             1,941
---------------------------------------------------------------
Average Size Account              $23,972           $22,112
---------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

MAJOR PURCHASES          MAJOR SALES
----------------------------------------------------------------
Analysts International
 Corp. (1)               American Heritage Life Investment Corp.
Coca-Cola Bottling Co.
 Consolidated (1)        Brandywine Realty Trust (2)
Diagnostic Products
 Corp. (1)               Carpenter Technology Corp. (2)
Fingerhut Companies,
 Inc. (1)                Guilford Mills, Inc. (2)
Harland (John H.) Co.
 (1)                     LeaRonal, Inc. (2)
Morrison Health Care,
 Inc.                    Quaker Chemical Corp. (2)
MTS Systems Corp. (1)    Quanex Corp. (2)
Quixote Corp.            Roanoke Electric Steel Corp. (2)
Schawk, Inc.             Selective Insurance Group, Inc. (2)
Smart & Final, Inc. (1)  Vermont Financial Services Corp. (2)
(1) New Holdings         (2) Eliminations

TEN LARGEST HOLDINGS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                         MARKET VALUE PERCENT OF TNA
--------------------------------------------------------------------
Boston Acoustics, Inc.                   $ 1,431,000        3.3%
--------------------------------------------------------------------
Riviana Foods, Inc. (DE)                   1,357,813        3.2
--------------------------------------------------------------------
Primex Technologies, Inc.                  1,334,500        3.1
--------------------------------------------------------------------
Wackenhut Corp. Class B                    1,316,250        3.1
--------------------------------------------------------------------
Florida Rock Industries, Inc.              1,240,000        2.9
--------------------------------------------------------------------
LSI Industries, Inc.                       1,234,063        2.9
--------------------------------------------------------------------
American Heritage Life Investment Corp.    1,221,875        2.9
--------------------------------------------------------------------
Eaton Vance Corp.                          1,169,000        2.7
--------------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)                1,033,568        2.4
--------------------------------------------------------------------
International Multifoods Corp.             1,032,500        2.4
--------------------------------------------------------------------
                                         $12,370,569       28.9%
--------------------------------------------------------------------

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------

The Stratton Special Value Fund rebounded by 9.0% in the fourth quarter, producing a full year return of -2.7% versus -2.5% for the Russell 2000 index. Small capitalization stocks were shunned last year in a very narrowly focused equity market. For example, the one hundred largest companies in the S&P 500 Index contributed 85% of the performance last year and the top fifteen issues accounted for over half of the return. Reflecting a premium for liquidity and dependability, the valuation disparities between large and small companies and growth and value stocks, have never been greater. The narrow investor focus on a select group of very high multiple, nifty twenty growth stocks, has created tremendous investment opportunities in small, less well-known issues.

The Fund focuses on under researched, less-known companies, which the Investment Advisor considers to be selling at below average valuations of estimated future earnings and cash flow. The median market capitalization of the holdings is $207 million and most of the companies are micro-cap issues, which receive very sparse coverage by Wall Street analysts. The portfolio appears very undervalued with a price/earnings ratio of 10.2 times 1999 earnings prospects, versus a ratio of 30 times for the S&P 500 Index. Moreover, the return on equity of the companies in the portfolio is 17.0% versus 20.0% for the S&P 500 Index stocks.

At the end of December, the portfolio was 94.9% invested in fifty-two companies with the largest concentration in the Insurance (15.0%), Capital Goods Technology (14.5%), Construction (13.4%) and Consumer Durables (10.7%) areas.

The Fund did not engage in any short sales or options transactions last year. On December 31, 1998, total net assets were $6,382,702 and the net asset value per share was $14.60.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Special Value Fund beginning December 31, 1997.

                              [GRAPH FOR STRATTON]
           Average Annual Total Return for the period ended 12/31/98
             1 year..................................... -  2.67%
                                 Total Value of
    Year                         Original Shares
-------------------           --------------------------
12/31/97                      $   10,000
3/31/98                           11,247
6/30/98                           11,480
9/30/98                            9,013
12/31/98                           9,733
             Past performance is predicitve of future performance.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

                           DECEMBER 31, 1998 September 30, 1998
---------------------------------------------------------------
Total Net Assets              $6,382,702         $5,838,537
---------------------------------------------------------------
Net Asset Value Per Share         $14.60             $13.52
---------------------------------------------------------------
Shares Outstanding               437,207            431,930
---------------------------------------------------------------
Number of Shareholders                55                 56
---------------------------------------------------------------
Average Size Account            $116,049           $104,260
---------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

MAJOR PURCHASES                      MAJOR SALES
-------------------------------------------------------------------------
Anchor Gaming                        American Woodmark Corp. (2)
Chicago Title Corp. (1)              Applied Signal Technology, Inc. (2)
Donegal Group, Inc.                  Churchill Downs, Inc. (2)
Fox Entertainment Group, Inc. (1)    Fox Entertainment Group, Inc. (2)
Lindberg Corp.                       Hummingbird Communications, Ltd. (2)
Motorcar Parts & Accessories, Inc.   Jackpot Enterprises, Inc. (2)
Scientific Games Holdings Corp. (1)  Lufkin Industries, Inc. (2)
Software Spectrum, Inc. (1)          Special Metals Corp. (2)
Tollgrade Communications (1)         Tollgrade Communications (2)
Woodward Governor Co. (1)            Valassis Communications, Inc.
(1) New Holdings                     (2) Eliminations

TEN LARGEST HOLDINGS DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                        Market Value Percent of TNA
-------------------------------------------------------------------
Bel Fuse, Inc. Class A                   $  250,000        3.9%
-------------------------------------------------------------------
Velcro Industries, N.V.                     238,400        3.7
-------------------------------------------------------------------
Donegal Group, Inc.                         213,016        3.4
-------------------------------------------------------------------
WD-40 Co.                                   200,375        3.1
-------------------------------------------------------------------
NCI Building Systems, Inc.                  196,875        3.1
-------------------------------------------------------------------
Stanley Furniture Co., Inc.                 173,375        2.7
-------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.      170,181        2.7
-------------------------------------------------------------------
Koss Corp.                                  169,219        2.7
-------------------------------------------------------------------
Unico American Corp.                        166,750        2.6
-------------------------------------------------------------------
Crossman Communities, Inc.                  160,225        2.5
-------------------------------------------------------------------
                                         $1,938,416       30.4%
-------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

The Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in high yielding common stocks can produce above-average returns while lowering risk and preserving capital.

The chart below depicts a hypothetical $10,000 investment in SGF and several security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SGF portfolio do not directly compare to the characteristics of the securities that make up the S&P 500. In order to provide a more direct comparison we have also included the S&P/BARRA Value Index. The member firms of this index are more comparable to current and historical holdings of the SGF portfolio. Our goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

From an overall equity universe of more than 2500 companies, we screen down to about 350 companies by selecting stocks with a market capitalization over $200 million which also possess a dividend yield at least one-third greater than the yield on the S&P 500. Our second screen then reduces the universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage. These tend to be done more on a specific industry basis. Our third step in the review involves fundamental analysis of important characteristics such as earnings, cash flow, management strengths and relative industry competitive position. In this manner we reduce the Stratton Growth Fund's buy candidate list to less than 40 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of Stratton Growth Fund is made by James W. Stratton, who has served as portfolio manager for more than 25 years. In his absence, a back-up manager, Gerard E. Heffernan, serves.

The primary investment characteristics of the portfolio are as follows: approximately 30 to 40 companies will be held; volatility, as measured by the Beta, of the stocks should be below average; the average portfolio yield should exceed the S&P 500 yield by 50%. By combining high dividend yields and lower than average price volatility, the Fund should produce good relative performance in up markets and above average relative performance in down markets. This is our long-term objective.
                              [GRAPH FOR STRATTON]
      Average Annual Total Return for the Ten Year Period Ended 12/31/98
        1 year............................................ + 11.46%
        5 year............................................ + 20.64
       10 year............................................ + 15.14
  Year             SGF          S&P 500       S&P/BARRA Value
----------    -------------   -----------   ---------------------
1988          $ 10,000        $ 10,000      $   10,000
1989            12,379          13,164          12,613
1990            11,547          12,780          11,749
1991            14,109          16,680          14,400
1992            15,056          17,947          15,915
1993            16,020          19,758          18,877
1994            17,172          20,010          18,756
1995            23,641          27,520          25,695
1996            26,992          33,847          31,348
1997            36,726          45,133          40,747
1998            40,934          58,029          46,726
           Past performance is not predictive of future performance.
Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your share, when redeemed, may be worth more or less than their original cost.
* The S&P 500 Index is an unmanaged index.
** The S&P/BARRA Value Index is an unmanaged index.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Under normal conditions, the Fund will invest at least 65% of its assets in the equity securities of Real Estate Investment Trusts ( "REITs"). The remaining 35% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and several security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500. SMDS must invest at least 65% of the Fund's assets in REITs. Under normal conditions, 80% of the Fund's assets are invested in REITs. There are no REITs in the S&P 500. In order to provide a more direct comparison we have also included the NAREIT Equity Index. Our goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS' investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co., through computer techniques, screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. Our second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains approximately 30 to 50 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, who has served as portfolio manager for eighteen years. In his absence, John A. Affleck serves as a back-up portfolio manager. Research and analysis of the Fund's REIT holdings is performed by James A. Beers, Vice President of Mutual Funds.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and above average relative performance in down markets.

                [GRAPH OF STRATTON MONTHLY DIVIDEND REIT SHARES]
           Average Annual Total Return For the period ended 12/31/98
             1 year..................................... - 11.75%
             5 year..................................... +  4.18
            10 year..................................... +  8.35
                                  NAREIT
    Year          SMDS            EQUITY           S&P 500
-----------    ------------    -------------    ----------------
1988           $ 10,000        $ 10,000         $ 10,000
1989             11,877          10,858           13,164
1990             11,423           9,173           12,780
1991             15,432          12,551           16,680
1992             17,038          14,537           17,947
1993             18,162          17,457           19,758
1994             15,960          18,103           20,010
1995             19,701          20,858           27,520
1996             21,392          28,638           33,847
1997             25,261          34,696           45,133
1998             22,292          28,929           58,029
           Past performance is not predictive of future performance.
* The NAREIT Equity Index is an unmanaged index comprised of 176 real estate investment trusts.
** The S&P 500 Index is an unmanaged index.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Stratton Small-Cap Yield Fund's investment philosophy is to achieve both dividend income and capital appreciation. The Fund seeks to achieve its objective by investing in dividend-paying small-cap common stocks. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund will invest at least 65% of its assets in small-cap companies. The Fund may not invest more than 25% in any one industry.

From an overall equity universe of 6,000 companies, Stratton Management screens down to about 800 companies by identifying stocks which possess a greater than average dividend yield and a market capitalization of less than $1 billion. Our stock selection process ranks that universe according to additional security characteristics such as relative valuation and earnings momentum. The portfolio contains approximately 60 companies that meet these criteria. Fundamental security analysis is applied to those companies on a continuing basis. The final decision to buy or sell stocks for the portfolio of Stratton Small-Cap Yield is made by Frank H. Reichel, III and James W. Stratton.

The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund. By combining above average dividend yields and lower than average price/earnings ratios, the Fund tries to produce good performance in up markets and strong relative performance in down markets.

                              [GRAPH FOR STRATTON]
           Average Annual Total Return for the period ended 12/31/98
             1 year...................................... -  9.58%
             5 year...................................... + 12.88
         Since Inception................................. + 12.54
   Year                SSCY                RUSS 2000
--------------    -----------------      ---------------
4/12/93           $  10,000              $  10,000
12/31/93             10,754                 11,722
12/31/94             10,464                 11,509
12/31/95             13,318                 14,783
12/31/96             15,311                 17,221
12/31/97             21,799                 21,073
12/31/98             19,709                 20,535
        Past performance is not predicitive of future performance.
* The Russell 2000 Index is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 stocks is a widely recognized common stock index of small to medium size companies. The Russell 2000 is considered an unmanaged index.

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Stratton Special Value Fund's investment philosophy is to achieve capital appreciation. The Fund seeks to achieve its objective by investing in equity securities, primarily common stock and securities convertible into or exchangeable for common stock which represent a value or potential worth which is not fully recognized by prevailing market prices. These stocks are considered by the Investment Advisor to be under-researched as measured by the professional, financial research analysts covering them. The Fund may not invest more than 25% in any one industry.

The Investment Advisor employs a "value" approach to the Fund's investments, seeking to identify companies that have experienced fundamental change, are intrinsically undervalued or are misunderstood by the investment community. The Advisor examines various factors in determining the value characteristics of securities including, but not limited to, ratios of price to cash flow, price to sales, price to book, price to revenue, and price to earnings. The Fund will pursue a wide array of opportunities among very small growth companies and more mature companies. Fundamental security analysis is applied to those companies on a continuing basis. The final decision to buy or sell stocks for the portfolio of Stratton Special Value Fund is made by James Van Dyke Quereau and James W. Stratton.

The Managers of this Fund attempt to be opportunistic in their trading activities, and, as a result, the Fund may have a higher turnover ratio and high realized short-term gains. The Fund seeks to achieve above average total returns by employing multiple strategies which may include: investing in micro-cap companies, which tend to be undiscovered and under-researched; investing in under-valued large-cap companies; participating in initial public offerings; and utilizing options, futures contracts, and short sales. This Fund has an aggressive investment policy and is designed as one part of a complete investment program.

                              [GRAPH FOR STRATTON]
           Average Annual Total Return for the period ended 12/31/98
             1 year..................................... -  2.67%
    Year             SSVF            RUSS 2000
---------------  -------------     -----------------
12/31/97         $ 10,000          $  10,000
3/31/98            11,247             11,006
6/30/98            11,480             10,493
9/30/98             9,013              8,379
12/31/98            9,733              9,745
           Past performance is not predictive of future performance.
* The Russell 2000 Index is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by the market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. The Russell 2000 is considered an unmanged index.

SCHEDULE OF INVESTMENTS December 31, 1998
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 94.4%
BANKING/FINANCIAL - 25.4%
Bank One Corp. ...........................................  28,160   $ 1,437,920
Comerica, Inc. ...........................................  22,500     1,534,219
Commerce Bancorp, Inc. (NJ)...............................  66,937     3,514,193
First Union Corp. ........................................  65,812     4,002,192
Fleet Financial Group, Inc. ..............................  20,000       893,750
PNC Bank Corp. ...........................................  50,000     2,706,250
Summit Bancorp, Inc. .....................................  30,000     1,310,625
Union Planters Corp. .....................................  15,000       679,687
                                                                     -----------
                                                                      16,078,836
                                                                     -----------
BUSINESS SERVICES - 8.4%
Diebold, Inc. ............................................  20,000       713,750
Gallagher (Arthur J.) & Co. ..............................  30,000     1,323,750
Pitney Bowes, Inc. .......................................  50,000     3,303,125
                                                                     -----------
                                                                       5,340,625
                                                                     -----------
CAPITAL GOODS/TECHNOLOGY - 2.7%
Briggs & Stratton Corp. ..................................   5,000       249,375
Harris Corp. .............................................  40,000     1,465,000
                                                                     -----------
                                                                       1,714,375
                                                                     -----------
CONSUMER DURABLES - 10.3%
DaimlerChrysler AG........................................  31,175     2,994,748
Eastman Kodak Co. ........................................  20,000     1,440,000
Ford Motor Co. ...........................................  35,000     2,054,062
                                                                     -----------
                                                                       6,488,810
                                                                     -----------
CONSUMER NON-DURABLES - 8.4%
Anheuser-Busch Companies, Inc. ...........................  40,000     2,625,000
ConAgra, Inc. ............................................  10,000       315,000
Kimberly-Clark Corp. .....................................  28,000     1,526,000
Pennzoil-Quaker State Co. ................................  41,020       607,609
Universal Foods Corp. ....................................  10,000       274,375
                                                                     -----------
                                                                       5,347,984
                                                                     -----------
CONSUMER SERVICES - 4.6%
American Express Co. .....................................  22,000     2,249,500
H&R Block, Inc. ..........................................  15,000       675,000
                                                                     -----------
                                                                       2,924,500
                                                                     -----------
HEALTH CARE - 7.4%
American Home Products Corp. .............................  26,000     1,464,125
Baxter International, Inc. ...............................  30,000     1,929,375
Mallinckrodt, Inc. .......................................  10,000       308,125
Shared Medical Systems Corp. .............................  20,000       997,500
                                                                     -----------
                                                                       4,699,125
                                                                     -----------
INDUSTRIAL - 3.7%
Carpenter Technology Corp. ...............................  28,000       950,250
Fleetwood Enterprises, Inc. ..............................  40,000     1,390,000
                                                                     -----------
                                                                       2,340,250
                                                                     -----------

                                                                      MARKET
                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
INSURANCE/SERVICES - 17.1%
American General Corp. .................................     50,000 $ 3,900,000
Aon Corp. ..............................................     22,500   1,245,937
HSB Group, Inc. ........................................     32,500   1,334,531
Jefferson-Pilot Corp. ..................................     12,500     937,500
Lincoln National Corp. .................................     10,000     818,125
SAFECO Corp. ...........................................     35,000   1,502,813
Unitrin, Inc. ..........................................     15,000   1,076,250
                                                                    -----------
                                                                     10,815,156
                                                                    -----------
RETAILING - 2.7%
The Limited, Inc. ......................................     40,000   1,165,000
SUPERVALU, Inc. ........................................     20,000     560,000
                                                                    -----------
                                                                      1,725,000
                                                                    -----------
TECHNOLOGY - 2.3%
C&D Technologies, Inc. .................................     25,000     687,500
Pall Corp. .............................................     30,000     759,375
                                                                    -----------
                                                                      1,446,875
                                                                    -----------
UTILITIES/GAS - 1.4%
El Paso Energy Corp. ...................................     25,000     870,313
                                                                    -----------
Total Common Stocks
 (cost $34,643,062).....................................             59,791,849
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 5.2%
General Motors Acceptance Corp.
 4.75% due 01/04/99 .................................... $1,650,000   1,650,000
Prudential Funding Corp.
 5.05% due 01/07/99.....................................  1,650,000   1,650,000
                                                                    -----------
Total Short-Term Notes
 (cost $3,300,000)......................................              3,300,000
                                                                    -----------
TOTAL INVESTMENTS - 99.6%
 (cost $37,943,062*)....................................             63,091,849
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.4%................................                231,324
                                                                    -----------
NET ASSETS - 100.00%....................................            $63,323,173
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $37,943,062; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $25,531,936
Gross unrealized depreciation......................................    (383,149)
                                                                    -----------
 Net unrealized appreciation....................................... $25,148,787
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 1998
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 89.2%
APARTMENTS - 16.0%
Berkshire Realty Co., Inc. ...............................  150,000  $ 1,425,000
Cornerstone Realty Income
 Trust, Inc. .............................................  130,000    1,365,000
Gables Residential Trust..................................  100,000    2,318,750
Home Properties of New York, Inc. ........................   85,000    2,188,750
Mid-America Apartment Communities, Inc. ..................   60,000    1,361,250
Town & Country Trust......................................  153,300    2,462,381
Walden Residential Properties, Inc. ......................   80,000    1,635,000
                                                                     -----------
                                                                      12,756,131
                                                                     -----------
DIVERSIFIED - 12.6%
Colonial Properties Trust.................................  125,000    3,328,125
EastGroup Properties, SBI.................................  125,000    2,304,688
Meditrust Corp. ..........................................  180,000    2,722,500
Pacific Gulf Properties, Inc. ............................   85,000    1,705,312
                                                                     -----------
                                                                      10,060,625
                                                                     -----------
HEALTH CARE - 13.0%
American Health Properties, Inc. .........................  135,000    2,784,375
Health Care REIT, Inc. ...................................  140,000    3,622,500
HRPT Properties Trust.....................................   90,000    1,265,625
LTC Properties, Inc. .....................................   85,000    1,413,125
Universal Health Realty Income Trust......................   65,000    1,275,625
                                                                     -----------
                                                                      10,361,250
                                                                     -----------
LODGING - 17.8%
Boykin Lodging Co. .......................................  110,000    1,361,250
Equity Inns, Inc. ........................................  190,000    1,828,750
FelCor Lodging Trust, Inc. ...............................   80,000    1,845,000
Hospitality Properties Trust..............................   60,000    1,447,500
Innkeepers USA Trust......................................  180,000    2,126,250
Jameson Inns, Inc. .......................................  160,000    1,430,000
RFS Hotel Investors, Inc. ................................  125,000    1,531,250
Sunstone Hotel Investors, Inc. ...........................  130,000    1,226,875
Winston Hotels, Inc. .....................................  175,000    1,432,813
                                                                     -----------
                                                                      14,229,688
                                                                     -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
OFFICE/INDUSTRIAL - 9.7%
Commercial Net Lease Realty, Inc. ........................   90,000  $ 1,192,500
First Industrial Realty Trust, Inc. ......................   60,000    1,608,750
Liberty Property Trust....................................  157,400    3,875,975
TriNet Corporate Realty Trust, Inc. ......................   40,000    1,070,000
                                                                     -----------
                                                                       7,747,225
                                                                     -----------
OUTLET CENTERS - 3.6%
Mills Corp. ..............................................   48,700      967,913
Tanger Factory Outlet Centers, Inc. ......................   90,000    1,906,875
                                                                     -----------
                                                                       2,874,788
                                                                     -----------
REGIONAL MALLS - 3.2%
Glimcher Realty Trust.....................................  165,000    2,588,437
                                                                     -----------
SHOPPING CENTERS - 11.6%
Developers Diversified Realty Corp. ......................   60,000    1,065,000
IRT Property Co. .........................................  166,000    1,660,000
Mid-Atlantic Realty Trust.................................  230,000    2,831,875
New Plan Excel Realty Trust, Inc. ........................  108,000    2,396,250
Western Investment Real Estate Trust......................  110,000    1,299,375
                                                                     -----------
                                                                       9,252,500
                                                                     -----------
STORAGE CENTERS - 1.7%
Storage Trust Realty......................................   60,000    1,402,500
                                                                     -----------
Total Common Stocks
 (cost $74,709,804).......................................            71,273,144
                                                                     -----------
PREFERRED STOCKS - 6.0%
Bradley Real Estate, Inc. Conv.
 Preferred Class A........................................  142,380    3,363,728
Kimco Realty Corp.--Depositary
 Shares Class D...........................................   50,000    1,293,750
Psychiatric Group Preferred
 Depositary Shares........................................  100,000      178,120
                                                                     -----------
Total Preferred Stocks
 (cost $6,646,894)........................................             4,835,598
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      MARKET
                                                         PRINCIPAL     VALUE
                                                           AMOUNT    (NOTE 1)
                                                         ---------- -----------
SHORT-TERM NOTES - 4.0%
American Express Credit Corp.
 6.01% due 01/04/99..................................... $1,153,000 $ 1,153,000
General Electric Capital Corp.
 6.11% due 01/05/99.....................................    500,000     500,000
American Express Credit Corp.
 5.26% due 01/06/99.....................................    770,000     770,000
Ford Motor Credit Co.
 4.91% due 01/07/99.....................................    740,000     740,000
                                                                    -----------
Total Short-Term Notes
 (cost $3,163,000)......................................              3,163,000
                                                                    -----------
TOTAL INVESTMENTS - 99.2%
 (cost $84,519,698*)....................................             79,271,742
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.8%................................                664,560
                                                                    -----------
NET ASSETS - 100.00%....................................            $79,936,302
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $84,519,698; and net unrealized depreciation is as follows:

Gross unrealized appreciation..................................... $ 3,396,128
Gross unrealized depreciation.....................................  (8,644,084)
                                                                   -----------
 Net unrealized depreciation...................................... $(5,247,956)
                                                                   ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 1998
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 96.9%
BANKING/FINANCIAL - 18.4%
American Bank of Connecticut..............................  22,000   $   500,500
Centura Banks, Inc. (NC)..................................   8,000       595,000
Colonial BancGroup, Inc. .................................  30,000       360,000
Commerce Bancorp, Inc. (NJ)...............................  19,687     1,033,568
Community Bank Systems, Inc. .............................  17,000       498,312
First Essex Bancorp, Inc. ................................  25,000       450,000
First Financial Holdings, Inc. ...........................  18,000       342,000
JeffBanks, Inc. ..........................................  26,666       526,654
Medford Bancorp, Inc. ....................................  26,000       435,500
Ocean Financial Corp. ....................................  34,000       565,250
Peoples Heritage Financial Group, Inc. ...................  25,346       506,920
Reliance Bancorp, Inc. ...................................  18,000       500,625
Republic Banking Corp. of Florida ........................  30,000       318,750
Resource Bancshares Mortgage Group, Inc. .................  30,000       496,875
Southwest Securities Group, Inc. .........................  14,200       285,775
Webster Financial Corp. ..................................  16,632       456,340
                                                                     -----------
                                                                       7,872,069
                                                                     -----------
BUSINESS SERVICES - 13.4%
Dain Rauscher Corp. ......................................  19,000       560,500
Eaton Vance Corp. ........................................  56,000     1,169,000
Harland (John H.) Co. ....................................  10,000       158,125
Primesource Corp. ........................................  90,000       596,250
Rollins Truck Leasing Corp. ..............................  20,000       295,000
Schawk, Inc. .............................................  60,000       832,500
True North Communications, Inc. ..........................  30,000       806,250
Wackenhut Corp. Class B...................................  60,000     1,316,250
                                                                     -----------
                                                                       5,733,875
                                                                     -----------
CHEMICAL - 3.1%
Primex Technologies, Inc. ................................  31,400     1,334,500
                                                                     -----------
CONSUMER DURABLES - 3.2%
Huffy Corp. ..............................................  40,000       660,000
TB Wood's Corp. ..........................................  60,000       723,750
                                                                     -----------
                                                                       1,383,750
                                                                     -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
CONSUMER NON-DURABLES - 13.2%
Coca-Cola Bottling Co. Consolidated.......................   4,000   $   230,000
Fingerhut Companies, Inc. ................................  60,000       926,250
International Multifoods Corp. ...........................  40,000     1,032,500
Riviana Foods, Inc. (DE)..................................  55,000     1,357,813
Smart & Final, Inc. ......................................  40,000       385,000
Tasty Baking Co. .........................................  55,000       835,312
Velcro Industries, N.V. ..................................   6,000       894,000
                                                                     -----------
                                                                       5,660,875
                                                                     -----------
HEALTH CARE - 4.7%
Diagnostic Products Corp. ................................  20,000       622,500
Morrison Health Care, Inc. ...............................  50,000       953,125
Shared Medical Systems Corp. .............................   9,000       448,875
                                                                     -----------
                                                                       2,024,500
                                                                     -----------
INDUSTRIAL - 17.1%
A.O. Smith Corp. .........................................  42,000     1,031,625
Commercial Intertech Corp. ...............................  70,000       905,625
Florida Rock Industries, Inc. ............................  40,000     1,240,000
Greenbrier Companies, Inc. ...............................  73,000     1,031,125
Kuhlman Corp. ............................................  25,000       946,875
LSI Industries, Inc. .....................................  55,000     1,234,063
Republic Group, Inc. .....................................  45,000       902,812
                                                                     -----------
                                                                       7,292,125
                                                                     -----------
INSURANCE/SERVICES - 8.1%
Alfa Corp. ...............................................  25,000       606,250
American Heritage Life
 Investment Corp. ........................................  50,000     1,221,875
Blanche (E.W.) Holdings, Inc. ............................  13,000       616,688
Donegal Group, Inc. ......................................  46,666       729,156
Mobile America Corp. (FL).................................  68,000       267,750
                                                                     -----------
                                                                       3,441,719
                                                                     -----------
REAL ESTATE - 4.6%
Chateau Communities, Inc. ................................   9,378       274,892
EastGroup Properties, SBI.................................  20,000       368,750
Innkeepers USA Trust......................................  35,000       413,438
Pacific Gulf Properties, Inc. ............................  14,000       280,875
Parkway Properties, Inc. .................................  20,000       625,000
                                                                     -----------
                                                                       1,962,955
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
TECHNOLOGY - 11.1%
Analysts International Corp. ............................   40,000  $   770,000
Boston Acoustics, Inc. ..................................   54,000    1,431,000
Marc, Inc. ..............................................   37,500      398,437
MTS Systems Corp. .......................................   30,000      405,000
Quixote Corp. ...........................................   77,500      954,219
Technitrol, Inc. ........................................   25,000      796,875
                                                                    -----------
                                                                      4,755,531
                                                                    -----------
Total Common Stocks
 (cost $33,913,982)......................................            41,461,899
                                                                    -----------
                                                          PRINCIPAL
                                                           AMOUNT
                                                          ---------
SHORT-TERM NOTES - 1.9%
General Electric Capital Corp.
 4.90% due 01/06/99
 (cost $800,000)......................................... $800,000      800,000
                                                                    -----------
TOTAL INVESTMENTS - 98.8%
 (COST $34,713,982*).....................................            42,261,899
CASH AND OTHER ASSETS
 LESS LIABILITIES - 1.2%.................................               527,406
                                                                    -----------
NET ASSETS - 100.00%.....................................           $42,789,305
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $34,713,982; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 9,910,431
Gross unrealized depreciation......................................  (2,362,514)
                                                                    -----------
 Net unrealized appreciation....................................... $ 7,547,917
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 1998
--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                        MARKET
                                                            NUMBER OF   VALUE
                                                             SHARES    (NOTE 1)
                                                            --------- ----------
COMMON STOCKS - 94.9%
AUTOMOTIVE - 5.5%
Featherlite, Inc.*.........................................  12,000   $   69,000
Motorcar Parts & Accessories, Inc.*........................  12,000      137,250
Safety Components International, Inc.*.....................   9,000      142,875
                                                                      ----------
                                                                         349,125
                                                                      ----------
BANKING/FINANCIAL - 0.7%
Hanmi Bank.................................................   3,225       42,731
                                                                      ----------
BUSINESS SERVICES - 2.4%
Gallagher (Arthur J.) & Co. ...............................   1,200       52,950
Valassis Communications, Inc.*.............................   2,000      103,250
                                                                      ----------
                                                                         156,200
                                                                      ----------
CAPITAL GOODS/TECHNOLOGY - 14.5%
Bel Fuse, Inc. Class A*....................................   6,250      250,000
Bel Fuse, Inc. Class B*....................................   3,250      111,719
Percon, Inc.*..............................................  10,000       61,875
SIFCO Industries, Inc. ....................................  12,000      149,250
Specialty Equipment Companies, Inc.*.......................   5,200      140,725
Woodhead Industries, Inc. .................................   6,000       78,000
Woodward Governor Co. .....................................   6,000      132,750
                                                                      ----------
                                                                         924,319
                                                                      ----------
CONSTRUCTION - 13.4%
Crossman Communities, Inc.*................................   5,800      160,225
Dominion Homes, Inc.*......................................   4,500       49,500
Drew Industries, Inc.*.....................................  10,000      116,250
Engle Homes, Inc. .........................................   7,000      107,187
M/I Schottenstein Homes, Inc. .............................   6,400      140,800
NCI Building Systems, Inc. ................................   7,000      196,875
Texas Industries, Inc. ....................................   3,200       86,200
                                                                      ----------
                                                                         857,037
                                                                      ----------
CONSUMER DURABLES - 10.7%
Ballantyne of Omaha, Inc.*.................................   9,000       79,313
Callaway Golf Co. .........................................   5,500       56,375
Cannondale Corp.*..........................................   4,000       36,000
Coast Distributions System*................................  25,000       68,750
Decorator Industries, Inc. ................................   3,750       29,648
Stanley Furniture Co., Inc. ...............................   9,500      173,375
Velcro Industries, N.V. ...................................   1,600      238,400
                                                                      ----------
                                                                         681,861
                                                                      ----------
CONSUMER NON-DURABLES - 5.8%
Koss Corp.*................................................  15,000      169,219
WD-40 Co. .................................................   7,000      200,375
                                                                      ----------
                                                                         369,594
                                                                      ----------

                                                                        MARKET
                                                            NUMBER OF   VALUE
                                                             SHARES    (NOTE 1)
                                                            --------- ----------
ENTERTAINMENT - 4.4%
Anchor Gaming*.............................................   2,500   $  140,938
Scietific Games Holdings Corp.*............................   7,500      141,562
                                                                      ----------
                                                                         282,500
                                                                      ----------
INDUSTRIAL - 4.5%
Carpenter Technology Corp. ................................   1,600       54,300
Cascade Corp. .............................................   7,700      121,756
Raven Industries, Inc. ....................................   7,000      112,875
                                                                      ----------
                                                                         288,931
                                                                      ----------
INSURANCE/SERVICES - 15.0%
Acceptance Insurance Companies, Inc.*......................   3,500       70,875
Chicago Title Corp. .......................................   2,500      117,344
Donegal Group, Inc. .......................................  13,633      213,016
LandAmerica Financial Group, Inc. .........................   2,000      111,625
Mobile America Corp. (FL)..................................  13,000       51,188
Motor Club of America*.....................................   7,000      100,187
Trenwick Group, Inc. ......................................   3,800      123,975
Unico American Corp. ......................................  14,500      166,750
                                                                      ----------
                                                                         954,960
                                                                      ----------
METALS - 6.1%
Lindberg Corp. ............................................  14,000      127,312
Northwest Pipe Co.*........................................   5,000       80,625
Penn Engineering & Manufacturing Corp. ....................   4,200       93,975
RMI Titanium Co.*..........................................   6,300       88,200
                                                                      ----------
                                                                         390,112
                                                                      ----------
REAL ESTATE - 1.3%
Sunstone Hotel Investors, Inc. ............................   9,000       84,937
                                                                      ----------
RETAILING - 5.0%
Cracker Barrel Old Country Store, Inc. ....................   7,300      170,181
Duckwall-ALCO Stores, Inc.*................................  11,000      145,750
                                                                      ----------
                                                                         315,931
                                                                      ----------
TECHNOLOGY - 4.6%
Esterline Technologies Corp.*..............................   7,000      152,250
Software Spectrum, Inc.*...................................   9,000      142,875
                                                                      ----------
                                                                         295,125
                                                                      ----------
TELECOMMUNICATIONS - 1.0%
Hickory Tech Corp. ........................................   5,100       66,300
                                                                      ----------
Total Common Stocks
 (cost $6,416,608).........................................            6,059,663
                                                                      ----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                       MARKET
                                                           PRINCIPAL   VALUE
                                                            AMOUNT    (NOTE 1)
                                                           --------- ----------
SHORT-TERM NOTES - 4.7%
General Electric Capital Corp.
 6.11% due 01/04/99
 (cost $300,000).......................................... $300,000  $  300,000
                                                                     ----------
TOTAL INVESTMENTS - 99.6%
 (cost $6,716,608**)......................................            6,359,663
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.4%..................................               23,039
                                                                     ----------
NET ASSETS - 100.00%......................................           $6,382,702
                                                                     ==========

--------
 * non-income producing
** Aggregate cost for federal income tax purposes is $6,716,608; and net unrealized depreciation is as follows:

Gross unrealized appreciation...................................... $  535,637
Gross unrealized depreciation......................................   (892,582)
                                                                    ----------
 Net unrealized depreciation....................................... $ (356,945)
                                                                    ==========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                  SGF        SMDS         SSCY         SSVF
                              ----------- -----------  -----------  ----------
ASSETS:
  Investments in securities
   at value (cost
   $37,943,062, $84,519,698,
   $34,713,982 and
   $6,716,608, respectively)
   (Note 1).................. $63,091,849 $79,271,742  $42,261,899  $6,359,663
  Cash.......................     172,217       2,098      294,854      52,616
  Subscriptions receivable...      20,287       1,623      198,200         --
  Dividends and interest
   receivable................      80,468     743,288      104,855       4,849
  Prepaid expenses...........       1,584         --           --          --
  Receivable for securities
   sold......................         --          --           --       44,999
                              ----------- -----------  -----------  ----------
    Total Assets.............  63,366,405  80,018,751   42,859,808   6,462,127
                              ----------- -----------  -----------  ----------
LIABILITIES:
  Redemptions payable........      10,207      32,530       11,523         --
  Accrued expenses and other
   liabilities...............      33,025      49,919       58,980       1,575
  Payable for investment
   securities purchased......         --          --           --       77,850
                              ----------- -----------  -----------  ----------
    Total Liabilities........      43,232      82,449       70,503      79,425
                              ----------- -----------  -----------  ----------
NET ASSETS:
  Applicable to 1,858,587,
   3,225,427, 2,128,199 and
   437,207 shares
   outstanding,
   respectively/1/........... $63,323,173 $79,936,302  $42,789,305  $6,382,702
                              =========== ===========  ===========  ==========
  Net asset value, offering
   and redemption price
   per share................. $     34.07 $     24.78  $     20.11  $    14.60
                              =========== ===========  ===========  ==========
SOURCE OF NET ASSETS:
  Paid-in capital............ $36,538,467 $98,363,424  $36,399,145  $6,817,138
  Undistributed net
   investment income.........         --          --         1,396         --
  Accumulated net realized
   gain (loss) on
   investments...............   1,635,919 (13,179,166)  (1,159,153)    (77,491)
  Net unrealized appreciation
   (depreciation) of
   investments...............  25,148,787  (5,247,956)   7,547,917    (356,945)
                              ----------- -----------  -----------  ----------
    Net Assets............... $63,323,173 $79,936,302  $42,789,305  $6,382,702
                              =========== ===========  ===========  ==========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 200,000,000 shares authorized; SSVF: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1998

                                  SGF         SMDS         SSCY        SSVF
                               ---------- ------------  -----------  ---------
INCOME:
  Dividends................... $1,379,954 $  6,058,211  $ 1,014,020  $  57,138
  Interest....................    288,246      224,835      131,280     10,699
                               ---------- ------------  -----------  ---------
    Total Income..............  1,668,200    6,283,046    1,145,300     67,837
                               ---------- ------------  -----------  ---------
EXPENSES:
  Accounting/Pricing services
   fees (Note 2)..............     20,000       26,500       27,364     25,000
  Administration services fees
   (Note 2)...................     30,000       30,500       30,000     10,000
  Advisory fees (Note 2)......    453,119      548,380      526,297     43,822
  Audit fees..................     18,212       25,953       14,000        500
  Custodian fees (Note 2).....     26,052       34,574       28,520     12,979
  Directors' fees.............     15,258       21,319       11,714      1,460
  Insurance fees..............      1,276        1,777        1,071        140
  Legal fees..................      6,924        9,681        5,414        805
  Miscellaneous fees..........      6,642       10,254        5,170        395
  Printing and postage fees...     26,113       43,676       22,867      3,215
  Registration fees (Note 2)..     27,894       30,765       35,165     20,623
  Shareholder services fees
   (Note 2)...................     33,356      132,053       45,780      1,826
  Taxes other than income
   taxes......................      4,750        6,850        3,725        500
                               ---------- ------------  -----------  ---------
    Total Expenses............    669,596      922,282      757,087    121,265
                               ---------- ------------  -----------  ---------
      Net Investment Income
       (Loss).................    998,604    5,360,764      388,213    (53,428)
                               ---------- ------------  -----------  ---------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on
   investments................  4,896,340    3,596,392   (1,159,153)   (77,491)
  Net increase (decrease) in
   unrealized appreciation on
   investments................    687,299  (19,590,880)  (4,996,458)  (356,945)
                               ---------- ------------  -----------  ---------
  Net gain (loss) on
   investments................  5,583,639  (15,994,488)  (6,155,611)  (434,436)
                               ---------- ------------  -----------  ---------
    Net increase (decrease) in
     net assets resulting from
     operations............... $6,582,243 $(10,633,724) $(5,767,398) $(487,864)
                               ========== ============  ===========  =========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                       SMDS
                          ------------------------  --------------------------
                          YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                           12/31/98     12/31/97      12/31/98      12/31/97
                          -----------  -----------  ------------  ------------
OPERATIONS:
 Net investment income... $   998,604  $   951,531  $  5,360,764  $  5,390,680
 Net realized gain (loss)
  on investments.........   4,896,340    4,397,086     3,596,392      (775,344)
 Net increase (decrease)
  in unrealized
  appreciation of
  investments............     687,299   10,314,063   (19,590,880)   11,680,867
                          -----------  -----------  ------------  ------------
 Net increase (decrease)
  in net assets resulting
  from operations........   6,582,243   15,662,680   (10,633,724)   16,296,203
                          -----------  -----------  ------------  ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.59 and $0.54
  per share,
  respectively, for SGF,
  $1.65 and $1.54,
  respectively, for
  SMDS)..................  (1,034,331)    (924,887)   (5,360,764)   (5,390,680)
 From realized gains on
  investments ($2.43 and
  $2.52 per share,
  respectively, for
  SGF)...................  (4,304,696)  (4,096,574)          --            --
 In excess of net
  investment income
  ($0.40 per share for
  SMDS)..................         --           --     (1,299,867)          --
 Return of capital ($0.38
  per share for SMDS)....         --           --            --     (1,315,783)
CAPITAL SHARE TRANSAC-
 TIONS:/2/                  1,902,474    4,735,008    (4,725,567)  (11,413,251)
                          -----------  -----------  ------------  ------------
 Total increase
  (decrease) in net
  assets.................   3,145,690   15,376,227   (22,019,922)   (1,823,511)
NET ASSETS:
 Beginning of period.....  60,177,483   44,801,256   101,956,224   103,779,735
                          -----------  -----------  ------------  ------------
 End of period (including
  undistributed net
  investment income of $0
  and $35,727,
  respectively, for SGF,
  undistributed net
  investment income of $0
  and $0, respectively,
  for SMDS).............. $63,323,173  $60,177,483  $ 79,936,302  $101,956,224
                          ===========  ===========  ============  ============
                                   SSCY                       SSVF
                          ------------------------  --------------------------
                          YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                           12/31/98     12/31/97      12/31/98     12/31/97*
                          -----------  -----------  ------------  ------------
OPERATIONS:
 Net investment income
  (loss)................. $   388,213  $   311,167  $    (53,428) $        --
 Net realized gain (loss)
  on investments.........  (1,159,153)   1,579,761       (77,491)          --
 Net increase (decrease)
  in unrealized
  appreciation of
  investments............  (4,996,458)   8,011,586      (356,945)          --
                          -----------  -----------  ------------  ------------
 Net increase (decrease)
  in net assets resulting
  from operations........  (5,767,398)   9,902,514      (487,864)          --
                          -----------  -----------  ------------  ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.18 and
  $0.20/3/ per share,
  respectively,
  for SSCY)..............    (410,582)    (287,402)          --            --
 From realized gains on
  investments ($0.04 and
  $1.13/3/ per share,
  respectively, for
  SSCY)..................     (96,899)  (1,798,916)          --            --
CAPITAL SHARE TRANSAC-
 TIONS:/2/                  9,687,236    9,869,676     6,765,566       105,000
                          -----------  -----------  ------------  ------------
 Total increase in net
  assets.................   3,412,357   17,685,872     6,277,702       105,000
NET ASSETS:
 Beginning of period.....  39,376,948   21,691,076       105,000           --
                          -----------  -----------  ------------  ------------
 End of period (including
  undistributed net
  investment income of
  $1,396 and $23,765,
  respectively, for SSCY,
  net investment income
  of $0 and $0,
  respectively, for
  SSVF).................. $42,789,305  $39,376,948  $  6,382,702  $    105,000
                          ===========  ===========  ============  ============

--------
*Fund commenced operations on December 31, 1997.
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997.

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                    SGF
                                         ---------------------------------------
                                 YEAR ENDED 12/31/98     YEAR ENDED 12/31/97
                                ----------------------  -----------------------
                                 SHARES       VALUE      SHARES       VALUE
                                ---------  -----------  ---------  ------------
Shares issued.................    318,761  $11,325,835    237,474  $  7,625,883
Shares reinvested from net
 investment income and capital
 gains distributions..........    140,694    4,684,002    140,717     4,398,631
                                ---------  -----------  ---------  ------------
                                  459,455   16,009,837    378,191    12,024,514
Shares redeemed...............   (403,301) (14,107,363)  (235,166)   (7,289,506)
                                ---------  -----------  ---------  ------------
  Net increase................     56,154  $ 1,902,474    143,025  $  4,735,008
                                =========  ===========  =========  ============
                                                    SMDS
                                         ---------------------------------------
                                 YEAR ENDED 12/31/98     YEAR ENDED 12/31/97
                                ----------------------  -----------------------
                                 SHARES       VALUE      SHARES       VALUE
                                ---------  -----------  ---------  ------------
Shares issued.................    373,202  $ 9,611,674    346,467  $  9,958,751
Shares reinvested from net
 investment income............    141,500    3,873,947    134,590     3,765,100
                                ---------  -----------  ---------  ------------
                                  514,702   13,485,621    481,057    13,723,851
Shares redeemed...............   (660,216) (18,211,188)  (893,776)  (25,137,102)
                                ---------  -----------  ---------  ------------
  Net decrease................   (145,514) $(4,725,567)  (412,719) $(11,413,251)
                                =========  ===========  =========  ============
                                                    SSCY
                                         ---------------------------------------
                                 YEAR ENDED 12/31/98     YEAR ENDED 12/31/97
                                ----------------------  -----------------------
                                 SHARES       VALUE      SHARES       VALUE
                                ---------  -----------  ---------  ------------
Shares issued.................  1,071,101  $24,120,897    333,827  $ 12,981,282
Shares issued from stock
 split........................        --           --     864,479           --
Shares reinvested from net
 investment income and capital
 gains distributions..........     18,664      402,242     39,255     1,672,816
                                ---------  -----------  ---------  ------------
                                1,089,765   24,523,139  1,237,561    14,654,098
Shares redeemed...............   (713,619) (14,835,903)  (131,386)   (4,784,422)
                                ---------  -----------  ---------  ------------
  Net increase................    376,146  $ 9,687,236  1,106,175  $  9,869,676
                                =========  ===========  =========  ============
                                                    SSVF
                                         ---------------------------------------
                                 YEAR ENDED 12/31/98     YEAR ENDED 12/31/97*
                                ----------------------  -----------------------
                                 SHARES       VALUE      SHARES       VALUE
                                ---------  -----------  ---------  ------------
Shares issued.................    433,119  $ 6,811,340      7,000  $    105,000
Shares reinvested from net
 investment income and capital
 gains distributions..........        --           --         --            --
                                ---------  -----------  ---------  ------------
                                  433,119    6,811,340      7,000       105,000
Shares redeemed...............     (2,912)     (45,774)       --            --
                                ---------  -----------  ---------  ------------
  Net increase................    430,207  $ 6,765,566      7,000  $    105,000
                                =========  ===========  =========  ============

--------
* Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1998

NOTE 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY") and Stratton Special Value Fund ("SSVF"), which began operations on December 31, 1997. The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

The objective of SSVF is to achieve capital appreciation through investment in securities which represent a value or potential worth which is not fully recognized by prevailing market prices.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income

-------------------------------------------------------------------------------
December 31, 1998

   to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $13,179,000 of which $7,681,000 expires in 2000, $4,331,000 expires in 2003 and
   $1,167,000 expires in 2005. SSCY and SSVF have capital loss carryovers available to offset future capital gains, if any, of approximately $1,159,000 and $36,000, respectively, which expire in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the year ended December 31, 1998, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF-- $453,119; SMDS--$548,380; SSCY--$526,297; SSVF--$43,822. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized

-------------------------------------------------------------------------------
December 31, 1998

common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 1998 caused the advisory fee to increase by $162,192.

SSVF pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment for SSVF will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, the Fund's gross performance is compared with the performance of the Russell 2000. When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between a Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if a Fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the advisory fee may never be greater than 1.25% or less than 0.25% of the Fund's average daily net assets for the preceding month. Due to the complexities of researching and investing in special value securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc., was acquired by Investor Services Group. Certain Directors and officers of the Funds are shareholders of FinDaTex, Inc. Prior to that, FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services as follows:

                                                     SGF    SMDS    SSCY   SSVF
                                                    ------ ------- ------ ------
Shareholder Services............................... $7,135 $27,170 $7,639 $  336
Administration.....................................  5,000   5,000  5,000  1,666
Accounting/Pricing.................................  3,333   4,333  3,333  3,333

Pursuant to an agreement between The Bank of New York (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to

-------------------------------------------------------------------------------
December 31, 1998

Investor Services Group. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FinDaSub (formerly FPS), serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the year ended December 31, 1998 were as follows:

                                     SGF        SMDS        SSCY        SSVF
                                 ----------- ----------- ----------- -----------
Cost of purchases............... $21,713,421 $16,208,261 $26,885,231 $10,998,091
Proceeds of sales...............  21,587,001  19,130,407  16,212,408   4,502,649

NOTE 4. - Stock Split

A two-for-one stock split effected in the form of a dividend was issued to shareholders of record of SSCY as of the close of business on December 17, 1997, payable December 18, 1997.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                            YEAR      YEAR    7 MONTHS       YEARS ENDED MAY 31,
                           ENDED     ENDED     ENDED       -------------------------
                          12/31/98  12/31/97  12/31/96      1996     1995     1994
                          --------  --------  --------     -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 33.39   $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89
                          -------   -------   -------      -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............    0.570     0.550     0.312        0.556    0.537    0.510
  Net gains on
   securities (both
   realized and
   unrealized)..........    3.130     8.900     1.298        5.759    2.978    0.665
                          -------   -------   -------      -------  -------  -------
    Total from
     investment
     operations.........    3.700     9.450     1.610        6.315    3.515    1.175
                          -------   -------   -------      -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...   (0.590)   (0.540)   (0.580)      (0.540)  (0.540)  (0.510)
  Distributions (from
   capital gains).......   (2.430)   (2.520)   (1.210)      (0.945)  (1.275)  (0.905)
                          -------   -------   -------      -------  -------  -------
    Total
     distributions......   (3.020)   (3.060)   (1.790)      (1.485)  (1.815)  (1.415)
                          -------   -------   -------      -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 34.07   $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65
                          =======   =======   =======      =======  =======  =======
TOTAL RETURN............    11.46%    36.06%     6.40%       29.62%   18.61%    5.92%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....  $63,323   $60,177   $44,801      $42,880  $31,719  $25,475
  Ratio of expenses to
   average net assets...     1.07%     1.11%     1.17%/1/     1.16%    1.31%    1.34%
  Ratio of net
   investment income to
   average net assets...     1.60%     1.87%     2.08%/1/     2.28%    2.70%    2.51%
  Portfolio turnover
   rate.................    38.02%    34.40%    20.32%       15.41%   42.54%   49.81%
  Average commission
   rate paid............      N/R   $0.0509   $0.0537          N/A      N/A      N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                  11
                            YEAR       YEAR     MONTHS       YEARS ENDED JANUARY 31,
                           ENDED      ENDED     ENDED       -----------------------------
                          12/31/98   12/31/97  12/31/96       1996      1995       1994
                          --------   --------  --------     --------  --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 30.25    $  27.43  $  27.40     $  24.84  $  28.69   $  29.91
                          -------    --------  --------     --------  --------   --------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............    1.650       1.540     1.630        1.880     1.940      1.870
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........   (5.070)      3.200     0.160        2.600    (3.870)    (1.140)
                          -------    --------  --------     --------  --------   --------
    Total from
     investment
     operations.........   (3.420)      4.740     1.790        4.480    (1.930)     0.730
                          -------    --------  --------     --------  --------   --------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...   (1.650)     (1.540)   (1.630)      (1.890)   (1.920)    (1.940)
  Distributions (in
   excess of net
   investment income)...   (0.400)        --     (0.130)      (0.030)      --      (0.010)
  Return of capital.....      --       (0.380)      --           --        --         --
                          -------    --------  --------     --------  --------   --------
    Total
     distributions......   (2.050)     (1.920)   (1.760)      (1.920)   (1.920)    (1.950)
                          -------    --------  --------     --------  --------   --------
NET ASSET VALUE, END OF
 PERIOD.................  $ 24.78    $  30.25  $  27.43     $  27.40  $  24.84   $  28.69
                          =======    ========  ========     ========  ========   ========
TOTAL RETURN............   (11.75)%     18.09%     7.12%       18.98%    (6.57)%     2.22%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period
   (in 000's)...........  $79,936    $101,956  $103,780     $129,267  $134,066   $165,798
  Ratio of expenses to
   average net assets...     1.02%       1.02%     1.02%/1/     0.99%     1.08%      0.99%
  Ratio of net
   investment income to
   average net assets...     5.95%       5.48%     6.94%/1/     7.42%     7.71%      6.12%
  Portfolio turnover
   rate.................    18.89%      42.47%    69.19%       53.30%    39.50%     19.15%
  Average commission
   rate paid............      N/R    $ 0.0505  $ 0.0498          N/A       N/A        N/A

--------
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                            YEAR                  9 MONTHS                             FOR THE PERIOD
                           ENDED     YEAR ENDED     ENDED      YEAR ENDED  YEAR ENDED   04/12/93/1/
                          12/31/98   12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ TO 03/31/94/3/
                          --------   ----------- -----------   ----------- ----------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 22.47      $ 16.79     $ 15.98       $ 12.94     $ 12.97       $12.50
                          -------      -------     -------       -------     -------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............    0.170        0.210       0.260         0.330       0.290        0.220
  Net gains (loss) on
   securities (both
   realized and
   unrealized)..........   (2.310)       6.800       1.740         3.040      (0.020)       0.450
                          -------      -------     -------       -------     -------       ------
    Total from
     investment
     operations.........   (2.140)       7.010       2.000         3.370       0.270        0.670
                          -------      -------     -------       -------     -------       ------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...   (0.180)      (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
  Distributions (from
   capital gains).......   (0.040)      (1.130)     (0.920)          --          --           --
                          -------      -------     -------       -------     -------       ------
    Total
     distributions......   (0.220)      (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                          -------      -------     -------       -------     -------       ------
NET ASSET VALUE, END OF
 PERIOD.................  $ 20.11      $ 22.47     $ 16.79       $ 15.98     $ 12.94       $12.97
                          =======      =======     =======       =======     =======       ======
TOTAL RETURN............    (9.58)%      42.37%      12.84%        26.18%       2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....  $42,789      $39,377     $21,691       $19,592     $14,058       $8,257
  Ratio of expenses to
   average net assets...     1.56%        1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets...     0.80%        1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
  Portfolio turnover
   rate.................    35.74%       26.27%      35.86%        33.50%      30.20%       28.60%/2/
  Average commission
   rate paid............      N/R      $0.0548     $0.0579           N/A         N/A          N/A

--------
/1/Commencement of operations
/2/Annualized
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

                                                                     YEAR
                                                                    ENDED
                                                                   12/31/98
                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................. $ 15.00/1/
                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................  (0.120)
  Net losses on securities (both realized and unrealized).........  (0.280)
                                                                   -------
    Total from investment operations..............................  (0.400)
                                                                   -------
NET ASSET VALUE, END OF PERIOD.................................... $ 14.60
                                                                   =======
TOTAL RETURN......................................................   (2.67)%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)............................ $ 6,383
  Ratio of expenses to average net assets.........................    2.07%/2/
  Ratio of net investment loss to average net assets..............   (0.91)%/2/
  Portfolio turnover rate.........................................   78.06%

--------
/1/Commencement of operations 12/31/97
/2/Annualized


                See accompanying notes to financial statements.

Report of Independent Certified Public Accountants
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Yield Fund and Stratton Special Value Fund, each a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 1998, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., Stratton Small-Cap Yield Fund, and Stratton Special Value Fund, as of December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 15, 1999

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. Shares may be exchanged by:
(1) written request; or (2) telephone, if a special authorization form has been completed and is on file with the transfer agent in advance. See "How to Redeem Fund Shares--Additional Information" in the Prospectus for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SSCY and SSVF pay annual dividends from net investment income. Each Fund will make distributions of net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such Fund, see "How to Buy Fund Shares--Reinvestment of Income Dividends and Capital Gains Distributions" in the Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively. A symbol has not yet been assigned to SSVF.

RETIREMENT PLANS

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

GENERAL INFORMATION ON THE FUNDS

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' Distributor:

FIRST DATA DISTRIBUTORS, INC.
4400 Computer Drive,
Westborough, MA 01581
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

FIRST DATA INVESTOR SERVICES GROUP, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

c/o FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 412797, Kansas City, MO 64141-2797

   DISTRIBUTED  BY  FIRST DATA  DISTRIBUTORS,  INC., 4400  COMPUTER  DRIVE,
       WESTBOROUGH, MA  01581--DATE OF  FIRST  USE FEBRUARY  1999. THIS
          REPORT IS AUTHORIZED FOR  DISTRIBUTION TO SHAREHOLDERS AND
              TO OTHERS WHO HAVE RECEIVED A COPY OF THE COMBINED
                  PROSPECTUS OF STRATTON MUTUAL FUNDS.

DIVIDEND NOTICES
--------------------------------------------------------------------------------
December 31, 1998

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

                                                PERCENTAGE OF ORDINARY DIVIDEND
                                                   INCOME QUALIFYING FOR THE
                                                70% CORPORATE DIVIDEND RECEIVED
                                                           DEDUCTION
                                                -------------------------------
Stratton Growth Fund, Inc. ....................               100%
Stratton Monthly Dividend REIT Shares, Inc. ...             22.25%
Stratton Small-Cap Yield Fund..................               100%

------------------------------
STRATTON
MUTUAL FUNDS
------------------------------
Stability . Strategy . Success


DIRECTORS

Lynne M. Cannon
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Henry A. Rentschler
Merritt N. Rhoad, Jr.
Richard W. Stevens
James W. Stratton

OFFICERS

James W. Stratton
Chairman

John A. Affleck
President, Stratton Monthly Dividend REIT Shares

Gerard E. Heffernan
President, Stratton Growth Fund

Frank H. Reichel, III
President, The Stratton Funds, Inc.
Portfolio Manager, Stratton Small-Cap Yield Fund

James Van Dyke Quereau
Vice President
Portfolio Manager, Stratton Special Value Fund

James A. Beers
Vice President

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Carol L. Royce
Assistant Secretary & Treasurer


INVESTMENT ADVISOR

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


TRANSFER AGENT
& DIVIDEND
PAYING AGENT

First Data Investor Services Group, Inc.
3200 Horizon Drive, P.O. box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600
           800-472-4266


CUSTODIAN
BANK

The Bank of New York
48 Wall Street
New York, NY 10286


Visit the Stratton Mutual Funds
web site at http://www.strattonmgt.com


MEMBER OF
----------------
100% NO-LOAD(TM)
     MUTUAL FUND
     COUNCIL
----------------